UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 31, 2016

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	001-31775 (Commission File Number)	86-1062192 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)                                  Entry into Material Contract with Named Executive Officer and Compensatory Arrangements of Certain Officers

Equity Awards. The Board of Directors (the “Board”) of Ashford Hospitality Trust, Inc. (the “Company”) approved the recommendations of the Compensation Committee of the Board with respect to the grant of time-based equity awards and performance-based equity awards to the following executive officers pursuant to the Ashford Hospitality Trust, Inc. 2011 Stock Incentive Plan, with a grant date of March 31, 2016, as set forth below:

Executive Officer	Time-based Shares/LTIPs Awarded (#)	Target Performance-based Shares/LTIPs Awarded (#)
Monty J. Bennett, Chairman and Chief Executive Officer (1)	230,772	230,770
Douglas A. Kessler, President	121,428	121,429
David A. Brooks, Chief Operating Officer	88,282	88,283
Deric S. Eubanks, Chief Financial Officer	81,701	81,702
Jeremy Welter, Executive Vice President, Asset Management (2)	85,428	85,427

(1)  Elected to receive 230,772 special long-term incentive partnership units (“LTIP Units”) in Ashford Hospitality Limited Partnership, the Company’s operating subsidiary (“Subsidiary”) for a portion of the time-based awards granted and 461,540 LTIP Units for a portion of the performance-based awards granted (representing the maximum number that may be earned, and subject to forfeiture if the vesting criteria is not met).  Vested LTIP Units, upon achieving economic parity with the Common Limited Partnership Units of the Subsidiary (“Common Units”), are convertible into Common Units at the option of the Executive Officer.

(2) Elected to receive 85,428 LTIP Units for a portion of the time-based awards granted and 170,854 LTIP Units for a portion of the performance-based awards granted (representing the maximum number that may be earned, and subject to forfeiture if the vesting criteria is not met).

These equity awards are granted in two equal components:

•Time-Based Awards (50%) — Half of the shares/units are awarded in the form of time-based shares/units.  These shares/units vest in three equal annual installments following the date of grant, and dividends are paid on unvested shares/units.

•Performance-Based Awards (50%) — Half of the shares/units are awarded in the form of performance-based shares/units. These shares/units vest at the end of three years based on the Company’s shareholder returns: 50% Absolute Total Shareholder Return and 50% Relative Total Shareholder Return. The award level for achieving target performance is 100% of the target award. The award levels for achieving threshold and maximum performance are 50% and 200% of the target award, respectively.  Award levels between the threshold and target performance and between the target and maximum performance are interpolated.  Dividends are accrued and paid on the actual number of shares/units vesting in the form of additional shares/units.

Neither the time-based nor the performance-based awards have an expiration date.  The time-based and the performance-based awards will be issued pursuant to award agreements entered into by the Company and the executive officer.  The time-based awards will be issued pursuant to an award agreement substantially consistent with a previously filed award agreement.  The performance-based awards will be issued pursuant to award agreements substantially consistent with the forms attached hereto as Exhibits 99.1 and 99.2, which are incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number
99.1	Form of Performance LTIP Unit Award Agreement

99.2	Form of Performance Stock Unit Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2016

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel